Exhibit 10.9

THIRD AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

This Third Amendment to the Agreement for Sale and Purchase (this “Amendment”) by and between WS CINCINNATI, LLC, a Delaware limited liability company, WS COLLEGE STATION JV, LLC, a Delaware limited liability company, WS-CNO JV, LLC, a Delaware limited liability company, WS-FNO, LLC, a Delaware limited liability company, and WS SPHERICAL STONE, LLC, a Delaware limited liability company (collectively, “Seller”), and AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC, a Delaware limited liability company (“Purchaser”), is made as of August 3, 2015 (the “Amendment Effective Date”). Seller and Purchaser are sometimes referred to collectively in this Amendment as the “Parties.”

RECITALS

A.    Seller and Purchaser entered into that certain Agreement for Sale and Purchase dated as of June 2, 2015, as amended pursuant to that certain First Amendment to Agreement for Sale and Purchase and that certain Second Amendment to Agreement for Sale and Purchase (the "Second Amendment") thereto, each dated as of July 13, 2015 (the “Purchase Agreement”).

B.    Seller has disclosed certain additional Hotel Contracts to Purchaser.

C.    Seller and Purchaser mutually agree to update and amend the list of Hotel Contracts to be terminated, as set forth on Exhibit A of the Second Amendment.

D.    Seller and Purchaser have agreed on the Purchase Price Allocation pursuant to Article III of the Purchase Agreement.

E.    Seller and Purchaser desire to include certain additional terms, as well as modify certain provisions, within the Purchase Agreement, as amended, and have agreed to amend the Purchase Agreement and its amendments to reflect such additions and modifications on the terms and conditions set forth in this Amendment.

F.    All capitalized terms used without definition in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement.

AGREEMENT

Now, therefore, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree that the Purchase Agreement shall be amended and modified in accordance with Section 14.01(t) thereof as follows:

1.Disclosure of Hotel Contracts. Pursuant to Section 5.01(e) of the Purchase Agreement, Seller identified the Hotel Contracts in effect on Exhibit C of the Purchase Agreement. Seller has become aware of those additional Hotel Contracts listed on Exhibit A hereto, which were not listed on Exhibit C of the Purchase Agreement. The Parties agree that Exhibit C of the Purchase Agreement shall be deemed supplemented with the additional Hotel Contracts listed on Exhibit A hereto.
2.    Contracts to be Terminated. Pursuant to Item 5 in Exhibit B of the Purchase Agreement, Purchaser notified Seller of its election not to assume the Hotel Contracts listed on Exhibit A of the Second Amendment. The Parties mutually agree that the list of Hotel Contracts to be terminated on Exhibit A of the Second Amendment shall be replaced in its entirety by the list of Hotel Contracts to be terminated attached as Exhibit B hereto.
3.    Purchase Price Allocation. Pursuant to Article III of the Purchase Agreement, the Parties mutually agree to the Purchase Price Allocation detailed in Exhibit C hereto.
4.    Ratification. Seller and Purchaser ratify and confirm the continued force and effect of the Purchase Agreement, as modified by this Amendment. Seller and Purchaser agree that all terms and provisions of the Purchase Agreement, as amended, shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.
5.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Amendment.
7.    Effective Date. This Amendment shall be in full force and effect as a binding obligation of the Parties from and after the Amendment Effective Date.
[signature page follows]

2

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

Signature Page to the Third Amendment to the Agreement for Sale and Purchase

WS CINCINNATI, LLC,
a Delaware limited liability company

By: WSREF REIT, LLC, its Sole Member

By: /s/Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS COLLEGE STATION JV, LLC,
a Delaware limited liability company

By: WS College Station, LLC, its Manager

By: /s/Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS-CNO JV, LLC,
a Delaware limited liability company

By: WS-CNO, LLC, its Manager

By: /s/Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory
WS-FNO, LLC,
a Delaware limited liability company

By: WSREF REIT, LLC, its Sole Member

By: /s/Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory

WS SPHERICAL STONE, LLC,
a Delaware limited liability company

By: WSREF NRT, LLC, its Sole Member

By: /s/Lawrence Settani
Name: Lawrence Settani
Title: Authorized Signatory

Signature Page to the Third Amendment to the Agreement for Sale and Purchase

Signature Page to the Third Amendment to the Agreement for Sale and Purchase

PURCHASER:
AMERICAN REALTY CAPITAL
HOSPITALITY PORTFOLIO WSC, LLC,
a Delaware limited liability company

By: /s/ Paul C. Hughes
Name:    Paul C. Hughes
Title:    Authorized Signatory

Signature Page to the Third Amendment to the Agreement for Sale and Purchase

EXHIBIT A
ADDITIONAL HOTEL CONTRACTS

______Hotel                Vendor                    Description_______

SHS Cincinnati        Evoluc LLC (now DirecTV)        Service Agreement
CYD Round Rock        ASCAP                Music Copyright License
CYD Round Rock        XO Communications            Telephone Service
CYD Nashville        Paetec                    Telephone Service
CYD Nashville        Assa Abloy                Lock Maintenance

Exhibit A

EXHIBIT B
HOTEL CONTRACTS TO BE TERMINATED

(See Attached)

Exhibit B

EXHIBIT C
PURCHASE PRICE ALLOCATION

Exhibit C